WINTO®
宏陶精工

GUANGDONG WINTO CERAMICS CO., LTD.

DALAN INDUSTRY DISTRICT GUANYAO NANHAI FOSHAN CHINA

Tel: +86-757-82270561 Fax:+86-757-82707350

INVOICE

Sold to: Gysan Enterprises Ltd.

3710 Sage Hill Dr. NW, Calgary, AB, Canada T3R 1E7

Ship to: Comtemporary Natural Stone

620-36 Ave NE, Calgary, AB, Canada T2E 2L7

PI No.: WTAOLPS20111220

Date: 2011-11-29

Place: Foshan China

Item	Description	Size(mm)	Unit Price	Ctn info.			Total			Amount (USD)
			USD/SQM	Pcs/ctn	Kg/ctn	Sqm/ctn	Kgs	Ctns	Sqm	
TA63046M	Rustic Tile	300*600	7.52	8	33	1.44	4950	150	216	1624.32
TA63045M	Rustic Tile	300*600	7.52	8	33	1.44	4950	150	216	1624.32
TPLG63-101M	Rustic Tile	300*600	10.46	8	33	1.44	4950	150	216	2259.36
TPLG63-109M	Rustic Tile	300*600	10.46	8	33	1.44	4950	150	216	2259.36
SAMPLE LIST										
TPP60-107	Polished Tile	600*600	8.38	4	33	1.44	8.25	0.25	0.36	3.0168
TPM60-101	Polished Tile	600*600	9.34	4	33	1.44	8.25	0.25	0.36	3.3624
2-TH60005	Rustic Tile	600*600	7.90	4	33	1.44	8.25	0.25	0.36	2.844
2-TH60005-W3	Rustic Tile	600*600	7.90	4	33	1.44	8.25	0.25	0.36	2.844
2-TH60002	Rustic Tile	600*600	7.90	4	33	1.44	8.25	0.25	0.36	2.844
2-TH60002-W4	Rustic Tile	600*600	7.90	4	33	1.44	8.25	0.25	0.36	2.844
2-TC60004	Rustic Tile	600*600	7.90	4	33	1.44	8.25	0.25	0.36	2.844
2-TC60002	Rustic Tile	600*600	7.90	4	33	1.44	8.25	0.25	0.36	2.844
2-TC60003	Rustic Tile	600*600	7.90	4	33	1.44	8.25	0.25	0.36	2.844
2-TPA60039	Rustic Tile	600*600	11.40	4	33	1.44	8.25	0.25	0.36	4.104
2-TPA60044	Rustic Tile	600*600	11.40	4	33	1.44	8.25	0.25	0.36	4.104
2-TPA60043	Rustic Tile	600*600	11.40	4	33	1.44	8.25	0.25	0.36	4.104
6-TD60013	Rustic Tile	600*600	13.94	4	33	1.44	8.25	0.25	0.36	5.0184
6-TD60006P	Rustic Tile	600*600	15.21	4	33	1.44	8.25	0.25	0.36	5.4756
TA60055P	Rustic Tile	600*600	7.45	4	33	1.44	8.25	0.25	0.36	2.682
				Pallet Weight			500			
TOTAL							20424			$7,819.14

Total amount: US Dollar (US$) SEVEN THOUSAND EIGHT HUNDRED NINTEEN AND FOURTEEN CENTS ONLY.

Grade:AA	BRAND: Winto Ceramics

Notes:

1) Price terms: EXW（出厂美金价）

2) Payment terms :By TT, 30% deposit and the balance amount payable before shipment.

3) Packing: Winto Chinese Standard Cartons with wooden pallets

4) Port of Destination: Calgary Partial shipment: □ allowed; Transhipment: □allowed;

5) Delivery: Within 15-20 days after receipt of full contract amount by T/T;

6) The validity of the profoma invoice: 15 days

7) 5% of more or less both in quantity and value acceptable at seller's option;

8) Quality standard: in conformity with China National Standards for building material:GB/T4100-2006

9) The buyer promises not to sell the subject goods to any area other than Calgary,otherwise the buyer shall hold whole responsibility for the damage brought to the seller or/and her agent(s)

10) Banking Information（银行信息）:

Beneficiary: LEFENG INTERNATIONAL INVESTMENT LIMITED
Bank:HANG SENG BANK LIMITED HONG KONG BRANCH
Bank address: 83 Des Voeux Road Central Hong Kong
ACCOUNT No.787-130434-883
SWIFT CODE: HASEHKHH

Buyer: Gysan Enterprises Ltd.

(Signature)

Date: DEC 15, 2011